UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2012

Brookline Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 0-23695

Delaware (State or other jurisdiction of incorporation or organization)	04-3402944 (I.R.S. employer identification no.)

160 Washington Street, Brookline, Massachusetts 02445-0469
(Address of principal executive offices, including zip code)

(617) 730-3500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 3, 2012, Brookline Bancorp, Inc. (“Brookline”) filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition of Bancorp Rhode Island, Inc. (“BancorpRI”) through the merger of BancorpRI with and into Brookline, with Brookline as the surviving corporation.  In that filing, Brookline indicated that it would amend the Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.  This amendment to the Form 8-K is being filed to provide such financial statements, which are attached as Exhibit 99.1, and such pro forma financial information, which is attached as Exhibit 99.2.

Except as described above, no other changes have been made to the Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The following financial statements of BancorpRI, including all notes thereto and management’s statement of responsibility, are hereby incorporated by reference to Part II, Item 8 and Item 9A, respectively, of BancorpRI’s Annual Report on 10-K filed on March 15, 2011:

(i)            Consolidated Balance Sheets at December 31, 2010 and 2009;

(ii)           Consolidated Statements of Operations for the years ended December 31, 2010, 2009, and 2008;

(iii)          Consolidated Statements of Changes in Shareholders’ Equity for the years ended December 31, 2010, 2009, and 2008; and

(iv)          Consolidated Statements of Cash Flows for the years ended December 31, 2010, 2009, and 2008.

All other financial statements required by this Item 9.01 appear as Exhibit 99.1 to this report:

(b)           Pro Forma Financial Information

The pro forma financial information required by Item 9.01 appear as Exhibit 99.2 to this report.

(c)                                  Required Exhibits

The following Exhibits listed are filed herewith or incorporated herein by reference to other filings.

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of Bancorp Rhode Island, Inc. as of December 31, 2011 and 2010

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2012	BROOKLINE BANCORP, INC.

	By:	/s/ Julie A. Gerschick
Julie A. Gerschick
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

23.2	Consent of KPMG LLP

99.1	Audited Consolidated Financial Statements of Bancorp Rhode Island, Inc. as of December 31, 2011 and 2010

99.2	Pro Forma Financial Information